UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-03735

The New Economy Fund
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: November 30, 2011

Vincent P. Corti
The New Economy Fund
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Kathryn A. Sanders
O’Melveny & Myers LLP
400 South Hope Street, 10th Floor
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

The New Economy Fund®

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Special feature

Perspectives on challenging times

▶See page 6

Annual report for the year ended November 30, 2011

The New Economy Fund seeks long-term growth of capital by investing in securities of companies that can benefit from innovation, exploit new technologies or provide products and services that meet the demands of an evolving global economy.

This fund is one of the 33 American Funds. American Funds is one of the nation’s largest mutual fund families. For 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2011 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years
Reflecting 5.75% maximum sales charge	–11.09%	–1.07%	3.48%

The total annual fund operating expense ratio is 0.85% for Class A shares as of the prospectus dated February 1, 2012 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 26 and 27 for details.

Results for other share classes can be found on page 34.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Global diversification can help reduce these risks. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

Global equity markets remained highly volatile during The New Economy Fund’s fiscal year. The world faced a financial crisis in Europe, unrest in the Middle East, fears of slowing growth and rising inflation in China and other developing countries, as well as high unemployment and debt levels in the developed world.

For the fiscal year ended November 30, 2011, The New Economy Fund returned 0.3%. This compares with the 2.4% return of the Global Service and Information Index, an unmanaged index that tracks companies in the services and information sectors around the world; its results do not include expenses. That compares with the 3.5% return of the Lipper Growth Funds Index, which measures a number of growth funds, and the –5.6% return of the Lipper International Funds Index, which measures funds invested in securities whose primary trading markets are outside the U.S. Over most longer time periods, The New Economy Fund has outpaced those indexes; see the table below for results on a five- and 10-year basis, as well as for the lifetime of the fund.

Uncertain environment

All global equity markets saw significant volatility during the year, as sentiment on the global economy shifted from cautiously optimistic to uncertain. Volatility returned in force to the markets during the year, amid worries over debt in Europe and the U.S. After acrimonious public debate, Congress raised the U.S. debt ceiling in August; shortly thereafter, Standard & Poor’s downgraded its rating on Treasury debt in an unprecedented move, sending markets reeling. U.S. economic growth remained sluggish but positive, and the Federal Reserve’s benchmark lending rate stayed historically low.

[Begin Sidebar]
Results at a glance (for periods ended November 30, 2011, with all distributions reinvested)

	Total returns	Average annual total returns
				Lifetime
	1 year	5 years	10 years	(since 12/1/83)
The New Economy Fund (Class A shares)	0.31%	0.68%	4.37%	10.28%
Lipper Growth Funds Index	3.52	–0.72	1.97	8.28
Lipper International Funds Index	–5.59	–2.61	5.75	N/A
Global Service and Information Index*†	2.45	–2.76	2.23	N/A
Standard & Poor’s 500 Composite Index†	7.81	–0.17	2.90	10.15

*The index is compiled by Capital Research and Management Company, the investment adviser to the fund.
† This index is unmanaged and, therefore, has no expenses.
[End Sidebar]

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[Begin Sidebar]
In this report

Special feature

6	Perspectives on challenging times

Contents

1	Letter to investors

4	The value of a long-term perspective

12	Summary investment
portfolio

16	Financial statements

35	Board of trustees and
other officers
[End Sidebar]

In Europe, many countries struggled with heavy indebtedness, and politicians wrangled over debt-reduction plans and bailout funds. Some nations in Europe looked to be in recession, and the fate of the shared euro currency had been cast into doubt. The European Central Bank recently reversed course and lowered its benchmark interest rate after raising it earlier in the year.

Worries extended as well to higher growth developing countries such as China and India. In a continuing effort to balance rising inflation against fast growth, Chinese regulators raised interest rates three times during the year along with other measures to reduce growth in bank lending. India’s central bank, facing similar inflation problems, raised its key interest rate several times during the year.

Not all was bleak; there were positive economic signs during the year as well. Corporate profits grew and U.S. data indicated some better-than-expected growth in parts of the economy. The growth of gross domestic product in China and India, although slowing, remained strong by global standards.

Portfolio review

The New Economy Fund’s largest sector remained information technology, at 20.9% of net assets, down from 24.3% the previous year. The returns for the sector were mixed. The fund’s largest holding was Apple, which rose 22.8% during the period. Texas Instruments, the eighth-largest holding, did not fare as well; it was down 5.4%. Consumer discretionary goods companies, some of which can be defensive during weak economic times, made up a meaningful slice at 18.1% of net assets, up from 12.9% the previous year. Galaxy Entertainment Group (+95.4%), a gaming company in Macau, was the seventh-largest holding. Cable companies DIRECTV (+13.7%) and Comcast (+14.8%) were also among the fund’s largest holdings.

Many transportation companies were important, indicating our belief that low-cost carriers can do well in tough economic conditions. This industry group made up 6.3% of total assets. These include the fund’s second- and third-largest holdings, respectively: AirAsia (+43.7%), based in Malaysia, and Ryanair Holdings (–1.4%), based in Ireland. Railroad company Union Pacific (+14.8%) was the fund’s sixth-largest investment.

The health care sector made up 12.3% of the fund’s net assets, and the financial sector was next at 10.8%, down from 17.9% a year earlier. Although the fund’s portfolio counselors reduced their holdings of financial companies during the year, many holdings hurt the fund, including Wells Fargo (–5.0%), JPMorgan Chase (–17.2%), China Construction Bank (–21.0%) and Citigroup (–34.6%).

About 53.4% of the fund’s net assets were invested in U.S. equities, down from 58.9% when the period began. The percentage of the fund invested in companies headquartered in Europe stood at 14.7% at the end of the period, up slightly from 14.2% at the start of the fiscal year. Investments in Asia and the Pacific Basin, which represented 14.9% at the start of the period, made up 17.2% of the fund’s net assets on November 30, 2011, indicating our belief in the potential for opportunity in those regions.

[Begin Sidebar]
Where the fund’s assets are invested (percent of net assets)

[begin pie chart]
As of November 30, 2011

■	United States	56.5%
■	Asia & Pacific Basin	17.2
■	Europe	14.7
■	Other (including
	Latin America)	2.0
■	Short-term securities &
	other assets less liabilities	9.6
[end pie chart]

[begin pie chart]
As of November 30, 2010

■	United States	58.9%
■	Asia & Pacific Basin	14.9
■	Europe	14.2
■	Other (including
	Latin America)	4.2
■	Short-term securities &
	other assets less liabilities	7.8
[end pie chart]
[End Sidebar]

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Looking ahead

In the near term, volatility will likely remain a theme as macroeconomic and political issues draw the attention of global markets. In many countries, governments are cutting public spending and raising taxes, and most central banks are pursuing accommodative monetary policies in hopes of stimulating growth and employment. While uncertainty persists, our investment approach has not changed — our discipline involves thinking ahead, researching companies and waiting for the right price to buy. Market volatility, while uncomfortable, often provides us with opportunities.

As always, we remain focused on individual companies with strong prospects for innovation and growth over the long term. For insight into the fund’s portfolio counselors’ thoughts on the current world environment, please see our special feature titled “Perspectives on challenging times,” beginning on page 6.

Thank you for your continued confidence in our investment philosophy. We believe that, over time, the fund’s approach will provide continued opportunities for investors.

Sincerely,

/s/ Timothy D. Armour

Timothy D. Armour
Vice Chairman of the Board

/s/ Claudia P. Huntington

Claudia P. Huntington
President

January 12, 2012

For current information about the fund, visit americanfunds.com.

[Begin Sidebar]
We are deeply saddened by the loss of Jon B. Lovelace Jr., chairman emeritus and former portfolio counselor of Capital Research and Management Company and former chairman of The Capital Group Companies.

Nearly every aspect of the Capital Group bears some stamp of Jon’s leadership and service from 1951 until 2005. He was one of the principal architects of our Multiple Portfolio Counselor System, an early proponent of international investing, the founder of New Perspective Fund and Capital Income Builder and a standard-bearer of the Capital Group’s mission to serve investors.

Though he never sought the spotlight, his accomplishments in life, work and philanthropy will long be remembered.
[End Sidebar]

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Here’s how a $10,000 investment in The New Economy Fund’s Class A shares grew between December 1, 1983 — when the fund began operations — and November 30, 2011, the end of its latest fiscal year. As you can see, the $10,000 would have increased to $146,005 after deducting the maximum 5.75% sales charge and reinvesting all distributions, an average annual increase of 10.0%. The fund’s year-by-year results appear under the chart.

Average annual total returns based on a $1,000 investment (for periods ended November 30, 2011)*

Class A shares:

1 year	5 years	10 years
–5.46%	–0.50%	3.75%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 26 and 27 for details.

[begin mountain chart]
	New Economy Fund1,3	S&P 500 with dividends reinvested3,4	Lipper Growth Funds Index3,5	Consumer Price Index (inflation)6

12/1/1983	$9,425	$10,000	$10,000	$10,000
11/30/1984	9,478	10,295	9,222	10,405
11/30/1985	13,135	13,276	11,906	10,771
11/30/1986	15,939	16,949	14,566	10,909
11/30/1987	15,082	16,154	13,569	11,403
11/30/1988	18,449	19,915	16,403	11,887
11/30/1989	25,252	26,047	21,252	12,441
11/30/1990	21,871	25,143	19,611	13,221
11/30/1991	26,395	30,246	24,758	13,617
11/30/1992	32,619	35,823	29,299	14,032
11/30/1993	42,601	39,433	32,478	14,407
11/30/1994	41,348	39,845	32,541	14,792
11/30/1995	50,949	54,560	43,359	15,178
11/30/1996	58,591	69,753	52,166	15,672
11/30/1997	71,268	89,635	64,434	15,958
11/30/1998	88,183	110,844	76,003	16,206
11/30/1999	124,962	134,002	96,685	16,630
11/30/2000	115,668	128,346	92,790	17,204
11/30/2001	95,236	112,670	76,285	17,530
11/30/2002	79,002	94,072	62,432	17,915
11/30/2003	95,764	108,259	72,203	18,231
11/30/2004	107,251	122,166	79,082	18,874
11/30/2005	122,035	132,473	87,010	19,526
11/30/2006	141,138	151,311	96,160	19,911
11/30/2007	161,965	162,985	105,240	20,768
11/30/2008	89,610	100,921	58,372	20,991
11/30/2009	130,728	126,539	78,976	21,376
11/30/2010	145,551	139,142	89,589	21,621
11/30/2011	146,005	150,006	92,741	22,355
[end mountain chart]

Year ended
November 30	’84	’85	’86	’87	’88	’89	’90	’91

Total value
Dividends
reinvested	—	$199	140	367	315	421	565	588

Value at
year-end2	$9,478	13,135	15,939	15,082	18,449	25,252	21,871	26,395

NEF
Total return	(5.2)%	38.6	21.3	(5.4)	22.3	36.9	(13.4)	20.7

Year ended
November 30	’92	’93	’94	’95	’96	’97	’98	’99

Total value
Dividends
reinvested	327	189	307	516	578	455	421	540

Value at
year-end2	32,619	42,601	41,348	50,949	58,591	71,268	88,183	124,962

NEF
Total return	23.6	30.6	(2.9)	23.2	15.0	21.6	23.7	41.7

Year ended
November 30	’00	’01	’02	’03	’04	’05	’06	’07

Total value
Dividends
reinvested	585	—	—	—	58	394	791	1,031

Value at
year-end2	115,668	95,236	79,002	95,764	107,251	122,035	141,138	161,965

NEF
Total return	(7.4)	(17.7)	(17.0)	21.2	12.0	13.8	15.7	14.8

Year ended
November 30	’08	’09	’10	’11

Total value
Dividends
reinvested	1,211	1,360	669	1,039

Value at
year-end2	89,610	130,728	145,551	146,005

NEF
Total return	(44.7)	45.9	11.3	0.3

Average annual total return for 28 years: 10.0%1

The results shown are before taxes on fund distributions and sale of fund shares.

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The maximum initial sales charge was 8.5% prior to July 1, 1988.
3All results are calculated with dividends and capital gains reinvested.
4Standard & Poor’s 500 Composite Index is unmanaged and, therefore, has no expenses.
5This index tracks 30 growth funds, as defined by each fund’s related prospectus. Results of the Lipper Growth Funds Index do not reflect any sales charges.
6Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

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Perspectives on challenging times

World markets were whipsawed during the year as investors reacted sharply to many of the same issues they faced the year before. With slow progress on mending European sovereign indebtedness, nagging doubts about slowing growth in China, and worries over soft economies in the United States and other developed countries, global markets responded with dizzying volatility to both good and bad news. The New Economy Fund’s portfolio counselors met recently to express their thoughts about the current market environment and discuss how the fund is designed to weather the ups and downs.

Q: World markets have suffered this year, hurt by the European debt crisis, political wrangling and a credit downgrade in the U.S., global protests, natural disasters in Japan and inflationary pressures in high-growth developing countries. Are there opportunities to be had for The New Economy Fund despite the overwhelming number of challenges?

Claudia Huntington: We are in the midst of a period in which global uncertainty and risk are at unusually high levels. The key thing to focus on in this environment is to be aware of where we could get surprised — either on the upside or the downside. I have found that what often works best is to keep my focus directly on the companies and their valuations. Many companies now are financially strong and highly productive, with low inventories and reasonable demand. In a number of cases, valuations seem to discount any growth opportunity. So while I remain very focused on all the issues that are in and out of the headlines, these times of heightened pessimism can present us with an opportunity to invest in some excellent growth companies for the long run.

Tim Armour: We are living in a world that expects slow growth and low returns. The daily headlines highlight the woes, and we all know what the issues are. This should play to our strengths over time, because we have the resources to research companies around the world and ultimately identify those with good prospects that are reasonably priced.

Mark Denning: There’s been no economic growth to speak of in many parts of the world in the past few years. However, many other parts of the world are growing and many global industries are growing. Look at the service sector, which is growing massively despite the overall economy’s weakness. Just because there is little growth, the entire world doesn’t stand still. There’s a lot of growth in creative destruction. You can see it in the growth of government outsourcers in Europe and companies making innovative medical treatments. That’s what we are focused on — trying to find those winners.

Harold La: I live and work in Hong Kong, and that’s a part of the world that is growing. The world is not all the same, thankfully. In Asia, there is a large and growing middle class that is quite underserved, particularly in banking and services.

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Q: The global economy is expanding and corporate profits have been strong, but stock prices have been volatile. Why have the markets been ignoring positive developments?

Gordon Crawford: The markets are watching carefully what’s happening on the political and macroeconomic fronts. There is no silver bullet to fix the excessive debt built up in many developed countries, including Europe, the U.S. and Japan. This is the most difficult and volatile period I have experienced in my 40 years of investing at American Funds. The markets are reacting to that, of course, and it will take time to sort through the debt issues from a societal, political and financial perspective. However, there are companies that can do well in this environment.

Claudia: All news is telegraphed immediately to all parts of the financial markets, so volatility has risen substantially. We have to keep in mind that fundamentals drive long-term results, but sentiment drives short-term volatility. While it’s easy to get caught up in a short-term mentality, that is a distraction from our focus on finding well-run companies.

Mark: Markets basically forecast that they think the world is going to grow more slowly in aggregate for the foreseeable future and, therefore, they predict that stock prices in aggregate should be lower. That sentiment has pulled everything down and, for us, that creates opportunity. We believe that even with the paucity of economic growth there will be companies that grow and the market will be willing to pay a premium for sustainable growth. Those companies ultimately should do better over time.

Harold: It will take more positive news for markets to rally. They are looking for real leadership to help countries get past their often self-inflicted problems, for world leaders to do the very hard work of righting the ship.

[Begin Pull Quote]
We have to keep in mind that fundamentals drive long-term results, but sentiment drives short-term volatility.

Claudia Huntington
[End Pull Quote]

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Q: How do expectations for slow growth in developed economies — particularly Europe and the U.S. — affect your investment decisions?

Claudia: Many companies have become global in their markets, their sourcing, their pricing, or all of the above. So where a company is domiciled is important, but it’s less important than it used to be. Clearly, developed countries that are burdened by debt are going to have to slog their way out of debt, and unless they carefully manage that unwinding, it could burden those economies. Companies will have to adjust; however, barring a serious increase in trade barriers, I am confident that most global companies will adapt. I look for those that should be able to take advantage of this type of difficult environment.

Mark: Our job is to get out and find those companies. Sometimes they are staring you in the face.

Tim: That’s exactly right. We are spending our time looking — company by company and industry by industry — for those companies that have had their stocks pushed down by negative market sentiment but that are nonetheless solid companies and well-positioned for what’s ahead.

Gordon: Right now I’m very defensive and risk-averse. I think it will take some time for countries and people to climb out from under huge debt loads, and for the world to readjust its expectations.

Q: What kinds of companies could emerge from this volatile period in a strong position?

Harold: The fear and volatility is unprecedented, it’s true. It would be easy to be afraid, but I am excited about many large, globally dominant companies that are using innovation — especially technology companies but others as well — and that are making strong inroads to get to consumers in developing countries. The consumer in Asia is just starting to travel, for example, and that can benefit hotel, leisure, tourism and casino companies. Also, “bank” is not a bad word in my part of the world: The banks here are traditional lenders that didn’t get into the risky leverage situations that recently hurt many financial institutions in developed countries.

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[photo of  starfish on a tock]

Mark: I’m seeing so many interesting companies. For instance, in the U.K., there are outsourcing companies taking advantage of government cutbacks by offering to do the work 30% cheaper. There are great opportunities for companies that can rise to the challenges of these economic times. When people don’t want to spend money, that can lead to profits for low-cost operators.

Claudia: Volatility is really a test of management, among other things. Companies that are well managed, that have a “nugget” of growth potential — maybe a strong market position or innovative strategies — have an opportunity to take advantage of a volatile environment and move into new markets or take share from a weaker competitor.

Tim: For investors with a long-term time horizon, we think there are many outstanding companies with a competitive advantage, great leadership and solid financials — and their stock prices are trading at a big discount to what we think they deserve based on fundamentals. These are companies like Samsung Electronics and Costco Wholesale, which have gained traction at the expense of their competitors and have a cost-conscious focus that should serve them well.

Gordon: I’m maniacally focused on companies that can grow their customer bases and can expand in new ways, like online retailer Amazon and the Chinese Internet company Baidu. I stay away from any company that has too much debt on the balance sheet.

Q: What is the best way to invest right now?

Claudia: With an eye toward valuation, as there is still plenty of risk out there, but with a willingness to shrug off popular sentiment and focus on what’s important. Company fundamentals are what’s important.

[Begin Pull Quote]
There are great opportunities for companies that can rise to the challenges of these economic times.

Mark Denning
[End Pull Quote]

Mark: You’ve got to be concerned about the macroeconomic picture. There are big macro issues that could lead to some terrible outcomes such as devaluations, a breakup of the euro, or an economic breakdown because of high debt in the U.S. These are often complicated issues and we need to understand them. Also, as we think about investing, we mustn’t forget that there are parts of the world that are not impacted by these issues.

Harold: Call me an optimist, but I think most of the world can pull through this turbulent time and many companies will come out of this stronger. Of course I want to get clarification on all risks inherent in any investment, but I am seeing what I think are some extremely promising companies.

Tim: I’m intrigued by several companies in different industries that have used technology and innovation to get smarter and rationalize their businesses. This should put them ahead down the road. I’m very excited about these companies’ prospects for the future.

Gordon: The best way to invest right now — with a cautious stance and with our eyes wide open to the risks — is to ferret out those companies that have the possibility of changing the world. ■

[Begin Sidebar]
The Multiple Portfolio Counselor SystemSM

The Multiple Portfolio Counselor System for managing the fund’s assets is an innovative combination of collaboration and independence.

Instead of one person making decisions for the entire fund, there are five portfolio counselors in charge of The New Economy Fund. Each one has sole responsibility for a slice of the fund’s assets, managing that portion independently (subject to fund objectives and guidelines), as if it were an entire fund. A sixth portion of the fund is managed collectively by the investment analysts on the fund, who invest within their areas of research coverage.

The Multiple Portfolio Counselor System is based on the belief that over the long term, the combined — yet independent — ideas of several experienced portfolio counselors and dozens of analysts are better than those of one manager or team that makes decisions based on the committee method.

Portfolio counselors have the ability to pursue investment ideas and to act without having to gain consensus; it gives them freedom to make independent decisions and capitalize on their strongest investment convictions. It adds depth and candor to debates about valuation and investment. It has smoothed the results of the fund overall, and it brings together many points of view.

The New Economy Fund’s portfolio counselors

The New Economy Fund currently has five portfolio counselors, who bring together a combined 147 years of investment experience. Here are the specific years* of experience with American Funds for these primary decision-makers:

[Begin Photo Caption]	[Begin Photo Caption]	Begin Photo Caption]
[photo of Gordon Crawford]	[photo of Claudia P. Huntington]	[photo of Timothy D. Armour]
Gordon Crawford	Claudia P. Huntington	Timothy D. Armour
40 years	38 years	28 years
[End Photo Caption]	[End Photo Caption]	[End Photo Caption]

[Begin Photo Caption]	[Begin Photo Caption]
[photo of Mark E. Denning]	[photo of Harold H. La]
Mark E. Denning	Harold H. La
28 years	12 years
[End Photo Caption]	[End Photo Caption]

*As of November 30, 2011.
[End Sidebar]

Summary investment portfolio  November 30, 2011

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Industry sector diversification (percent of net assets)

Information technology	20.89%
Consumer discretionary	18.09
Health care	12.26
Financials	10.78
Industrials	9.87
Other industries	15.28
Other securities	3.20
Short-term & other assets less liabilities	9.63
[end pie chart]

Country Diversification (percent of net assets)
11/30/2011

United States	56.5%
Euro zone	8.0
Hong Kong	4.9
United Kingdom	4.5
China	4.4
South Korea	2.3
Malaysia	1.8
Japan	1.1
Indonesia	1.1
Mexico	1.0
Other countries	4.8
Short-term securities & other assets less liabilities	9.6

*Countries using the euro as a common currency; those represented in the fund's portfolio are Finland, France, Germany, Greece, Ireland, the Netherlands and Spain.

			Percent
		Value	of net
Common stocks - 87.17%	Shares	(000)	assets

Information technology - 20.89%
Apple Inc. (1)	714,600	$273,120	3.99%
Manufacturer of personal computers and various software products, as well as portable media players, browsers and smartphones.
Samsung Electronics Co. Ltd. (2)	108,073	98,116	1.43
Korea's top electronics manufacturer and a global leader in semiconductor production.
Texas Instruments Inc.	3,015,000	90,751	1.32
Global maker of semiconductors and a leading producer of digital signal processors.
NetEase.com, Inc. (ADR) (1)	1,398,000	63,036	.92
Operates an online community in China.
Microsoft Corp.	2,408,500	61,609	.90
A world leader in software and Internet technologies. Its products include the Windows operating system and Office software.
Baidu, Inc., Class A (ADR) (1)	425,000	55,671	.81
Internet search engine in China that also operates a Japanese language service.
ASML Holding NV (2)	1,351,222	52,724	.77
A leading supplier of lithography equipment used in manufacturing semiconductors.
NHN Corp. (1) (2)	234,162	51,860	.76
The leading search engine and Web game company in Korea.
SINA Corp. (1)	725,000	47,908	.70
Operates Chinese-language Web portals serving China and global Chinese communities.
Visa Inc., Class A	450,000	43,637	.64
Major consumer payment system operator and financial services manager.
Other securities		592,507	8.65
		1,430,939	20.89

Consumer discretionary - 18.09%
DIRECTV, Class A (1)	2,150,000	101,523	1.48
Digital television services provider in the United States, Latin America and the Caribbean.
Galaxy Entertainment Group Ltd. (1) (2)	48,784,000	96,859	1.41
Operator of gaming and entertainment facilities in Macau and a manufacturer of construction materials.
Comcast Corp., Class A	2,532,400	57,410
The largest cable TV provider in the U.S.
Comcast Corp., Class A, special nonvoting shares	1,100,000	24,596	1.20
The largest cable TV provider in the U.S.
Groupon Inc., Class A (1) (2)	4,748,340	66,477	.97
"Deal-of-the-day" website offering group discounts for a wide variety of services.
Amazon.com, Inc. (1)	335,000	64,417	.94
Major online retailer of books, CDs, DVDs, toys, apparel, home furnishings and other products.
Las Vegas Sands Corp. (1)	1,285,000	60,022	.88
Hotel, gaming and resort development company.
Virgin Media Inc.	2,353,000	52,142	.76
United Kingdom-based provider of television, Internet, mobile phone and fixed-line telephone services.
News Corp., Class A	2,602,815	45,393	.66
A leading global media conglomerate with businesses ranging from movies and television to operation of satellite TV platforms.
Li & Fung Ltd. (2)	22,000,000	44,933	.66
Major consumer products global sourcing and logistics service provider.
Kabel Deutschland Holding AG, non-registered shares (1) (2)	800,000	44,380	.65
Germany-based cable network operator.
Other securities		580,552	8.48
		1,238,704	18.09

Health care - 12.26%
Thermo Fisher Scientific Inc. (1)	1,160,800	54,848	.80
A leading worldwide provider of analytical instruments, including lab and industrial equipment.
Stryker Corp.	1,096,400	53,537	.78
A global leader in the medical technology industry, particularly in the orthopaedic market.
Biogen Idec Inc. (1)	444,700	51,118	.75
A leader in developing therapies to treat multiple sclerosis and cancer.
Medco Health Solutions, Inc. (1)	875,000	49,586	.72
Manages pharmacy benefits for clients including unions, corporations and HMOs.
Grifols, SA (1) (2)	3,055,000	49,372	.72
Global manufacturer of health care products, specializing in hemoderivatives.
McKesson Corp.	600,000	48,786	.71
A leading distributor of pharmaceuticals in the U.S.
Edwards Lifesciences Corp. (1)	711,600	46,987	.69
Manufacturer of tissue heart valves and related repair products for the treatment of advanced cardiovascular disease.
Fresenius SE (2)	465,000	44,721	.65
Health care company based in Germany, specializing in dialysis, hospitals and outpatient medical care.
Other securities		441,085	6.44
		840,040	12.26

Financials - 10.78%
AIA Group Ltd. (2)	19,153,200	60,222	.88
Life insurance and financial services provider in the Asia-Pacific region.
JPMorgan Chase & Co.	1,525,000	47,229	.69
Global financial services firm operating in the investment banking, transaction processing, asset and wealth management, and private equity sectors.
State Street Corp.	1,110,100	44,015	.64
This global investment management company serves pension plan and mutual fund managers, large businesses and government.
Wells Fargo & Co.	1,362,300	35,229	.52
One of the largest banks in the U.S.
Other securities		551,501	8.05
		738,196	10.78

Industrials - 9.87%
AirAsia Bhd. (2)	102,620,000	123,404	1.80
Low-fare airline based in Malaysia.
Ryanair Holdings PLC (ADR) (1)	3,604,700	108,465	1.58
European discount airline serving Continental Europe, Ireland and the United Kingdom.
Union Pacific Corp.	941,527	97,363	1.42
Operates the largest railroad in the U.S.; also delivers freight to Canada and Mexico.
MSC Industrial Direct Co., Inc., Class A	880,000	61,186	.89
Distributor of industrial maintenance and repair products.
PT AKR Corporindo Tbk (2)	173,899,680	56,104	.82
Indonesia-based distributor of energy products, including refined petroleum products.
Verisk Analytics, Inc., Class A (1)	1,175,000	46,154	.68
Risk assessment services provider operating mainly in the property/casualty insurance industry.
United Parcel Service, Inc., Class B	610,000	43,768	.64
The world's largest package delivery company and express carrier.
Other securities		139,573	2.04
		676,017	9.87

Telecommunication services - 5.22%
Crown Castle International Corp. (1)	1,910,200	80,840	1.18
A leading provider of wireless communications and transmission sites.
América Móvil, SAB de CV, Series L (ADR)	2,831,200	67,439	.99
Latin America's largest integrated communications provider.
Millicom International Cellular SA (SDR) (2)	578,269	62,583	.91
Provider of prepaid cellular telephone service to customers in Latin America, Africa and Asia.
Other securities		146,703	2.14
		357,565	5.22

Energy - 2.05%
Schlumberger Ltd.	1,052,400	79,277	1.16
A leading provider of services and technology to the petroleum industry.
Other securities		61,097	.89
		140,374	2.05

Consumer staples - 0.81%
Costco Wholesale Corp.	650,000	55,445	.81
Operates membership warehouse clubs that serve both small businesses and consumers in North America, Asia, the U.K. and Australia.
		55,445	.81

Other - 2.33%
Other securities		159,423	2.33

Miscellaneous - 4.87%
Other common stocks in initial period of acquisition		333,151	4.87

Total common stocks (cost: $5,305,565,000)		5,969,854	87.17

			Percent
		Value	of net
Preferred stocks - 0.06%		(000)	assets

Financials - 0.06%
Other securities		4,038	.06

Total preferred stocks (cost: $4,000,000)		4,038	.06

			Percent
		Value	of net
Convertible securities - 0.09%		(000)	assets

Other - 0.09%
Other securities		6,269	.09

Total convertible securities (cost: $15,770,000)		6,269	.09

	Principal		Percent
	amount	Value	of net
Bonds & notes - 3.05%	(000)	(000)	assets

Bonds & notes of U.S. government - 3.05%
U.S Treasury:
3.75% 2041	$161,700	184,005
3.125% 2041	24,700	24,999	3.05

Total bonds & notes (cost: $201,107,000)		209,004	3.05

	Principal		Percent
	amount	Value	of net
Short-term securities - 9.43%	(000)	(000)	assets

Fannie Mae 0.06%-0.18% due 12/1/2011-8/1/2012	194,330	194,303	2.84
Coca-Cola Co. 0.12%-0.16% due 12/16/2011-2/21/2012 (3)	86,700	86,686	1.27
Procter & Gamble International Funding S.C.A. 0.06% due 1/5/2012 (3)	25,000	24,999
Procter & Gamble Co. 0.08%-0.09% due 1/20-2/14/2012 (3)	33,400	33,397	.85
Federal Home Loan Bank 0.16%-0.33% due 12/5/2011-10/16/2012	56,500	56,472	.82
Freddie Mac 0.04%-0.11% due 12/5/2011-4/3/2012	46,100	46,098	.67
Variable Funding Capital Company LLC 0.25% due 1/17/2012 (3)	34,000	33,988	.50
U.S. Treasury Bill 0.046% due 5/10/2012	20,000	19,997	.29
Other securities		149,985	2.19

Total short-term securities (cost: $645,870,000)		645,925	9.43

Total investment securities (cost: $6,172,312,000)		6,835,090	99.80
Other assets less liabilities		13,296	.20

Net assets		$6,848,386	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. One of these securities (with a value of $6,209,000, a cost of $31,574,000 and representing .09% of the net assets of the fund) was acquired through private placement transactions from 9/6/2000 to 4/18/2002 that may subject it to legal or contractual restrictions on resale.

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The security listed below is included in the value of "Other securities" under the respective industry sector in the summary investment portfolio. Further details on such holdings and related transactions during the year ended November 30, 2011, appear below.

	Beginning shares	Additions	Reductions		Ending shares	Dividend income (000)	Value of affiliate at 11/30/2011 (000)
Exponent, Inc. (1) (4)	762,515	-	412,215	350,300	350,300	$-	$-

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $1,997,782,000, which represented 29.17% of the net assets of the fund. This amount includes $1,925,096,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(3) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $317,256,000, which represented 4.63% of the net assets of the fund.

(4) Unaffiliated issuer at 11/30/2011.

Key to abbreviations
ADR = American Depositary Receipts
SDR = Swedish Depositary Receipts

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at November 30, 2011	(dollars in thousands)

Assets:
Investment securities, at value (cost: $6,172,312)		$6,835,090
Cash		79
Receivables for:
Sales of investments	$74,160
Sales of fund's shares	3,253
Dividends and interest	11,638	89,051
		6,924,220
Liabilities:
Payables for:
Purchases of investments	55,695
Repurchases of fund's shares	11,996
Investment advisory services	2,308
Services provided by related parties	4,211
Trustees' deferred compensation	1,500
Other	124	75,834
Net assets at November 30, 2011		$6,848,386

Net assets consist of:
Capital paid in on shares of beneficial interest		$6,228,082
Undistributed net investment income		30,851
Accumulated net realized loss		(73,454)
Net unrealized appreciation		662,907
Net assets at November 30, 2011		$6,848,386

	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) -
unlimited shares authorized (284,596 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$5,298,310	219,461	$24.14
Class B	62,401	2,708	23.04
Class C	171,887	7,538	22.80
Class F-1	142,888	5,914	24.16
Class F-2	71,437	2,953	24.19
Class 529-A	156,078	6,502	24.00
Class 529-B	9,876	427	23.15
Class 529-C	49,373	2,136	23.11
Class 529-E	8,162	344	23.75
Class 529-F-1	9,767	407	24.01
Class R-1	22,497	967	23.27
Class R-2	112,500	4,814	23.37
Class R-3	150,340	6,326	23.77
Class R-4	132,141	5,504	24.01
Class R-5	110,588	4,558	24.26
Class R-6	340,141	14,037	24.23

See Notes to Financial Statements

Statement of operations
for the year ended November 30, 2011	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $4,501)	$94,847
Interest	3,554	$98,401

Fees and expenses*:
Investment advisory services	30,991
Distribution services	20,126
Transfer agent services	10,025
Administrative services	2,802
Reports to shareholders	618
Registration statement and prospectus	257
Trustees' compensation	495
Auditing and legal	170
Custodian	820
State and local taxes	92
Other	564	66,960
Net investment income		31,441

Net realized gains and unrealized depreciation
on investments and currency:
Net realized gain on:
Investments (net of non-U.S. taxes of $531; also includes $4,904 net gain from affiliate)	457,030
Currency transactions	830	457,860
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $36)	(450,980)
Currency translations	120	(450,860)
Net realized gains and unrealized depreciation
on investments and currency		7,000
Net increase in net assets resulting
from operations		$38,441

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets
	(dollars in thousands)
	Year ended November 30
	2011	2010
Operations:
Net investment income	$31,441	$52,844
Net realized gain on investments and currency transactions	457,860	333,839
Net unrealized (depreciation) appreciation on investments and currency translations	(450,860)	358,210
Net increase in net assets resulting from operations	38,441	744,893

Dividends paid to shareholders from net investment income	(49,998)	(35,024)

Net capital share transactions	(417,678)	(531,799)

Total (decrease) increase in net assets	(429,235)	178,070

Net assets:
Beginning of year	7,277,621	7,099,551
End of year (including undistributed
net investment income: $30,851 and $48,121, respectively)	$6,848,386	$7,277,621

See Notes to Financial Statements

Notes to financial statements

1.	Organization

The New Economy Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing in securities of companies that can benefit from innovation, exploit new technologies or provide products and services that meet the demands of an evolving global economy. In 2009, shareholders approved a proposal to reorganize the fund from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in 2012; however, the fund reserves the right to delay the implementation.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders –Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines the net asset value of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly equity securities trading outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications – The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities.  Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of November 30, 2011 (dollars in thousands):

Investment securities:	Level 1	Level 2		Level 3	Total
Common stocks:
Information technology	$1,102,441	$346,233	(1)	$-	$1,448,674
Consumer discretionary	756,986	439,774	(1)	72,686	1,269,446
Health care	726,383	113,657	(1)		840,040
Financials	388,602	372,874	(1)		761,476
Industrials	421,583	254,434	(1)		676,017
Telecommunication services	201,294	173,183	(1)		374,477
Energy	124,940	15,434	(1)		140,374
Consumer staples	55,445	-			55,445
Other	33,049	126,374	(1)		159,423
Miscellaneous	161,349	83,133	(1)		244,482
Preferred securities:	4,038	-			4,038
Convertible securities	4,519	1,750		-	6,269
Bonds & notes	-	209,004			209,004
Short-term securities	-	645,925		-	645,925
Total	$3,980,629	$2,781,775		$72,686	$6,835,090

(1) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $1,925,096,000 of investment securities were classified as Level 2 instead of Level 1.

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended November 30, 2011 (dollars in thousands):

	Beginning value at 12/1/2010	Purchases	Sales	Net realized loss(2)	Unrealized appreciation(2)	Transfers out of Level 3(3)	Ending value at 11/30/2011
Investment securities	$6,733	$37,500	$-	$(87)	$28,803	$(263)	$72,686

Net unrealized appreciation during the period on Level 3 investment securities held at November 30, 2011 (dollars in thousands)(2):							$28,716

(2) Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.
(3) Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund. The fund may be subject to additional risks because it invests in a more limited group of sectors and industries than the broad market.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. In addition, the prices of these stocks may be more volatile than stocks of larger, more established companies.

Investing outside the U. S. — Securities of issuers domiciled outside the U. S., or with significant operations outside the U. S., may lose value because of political, social, economic or market developments in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U. S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U. S. The risks of investing outside the U S. may be heightened in connection with investments in emerging market and developing countries.

Investing in emerging market and developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, emerging market and developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended November 30, 2011, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2007, by state tax authorities for tax years before 2006 and by tax authorities outside the U.S. for tax years before 2004.

Non-U.S. taxation – Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; deferred expenses; net capital losses; and non-U.S. taxes on capital gains. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended November 30, 2011, the fund reclassified $1,319,000 from accumulated net realized loss to undistributed net investment income and $32,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of November 30, 2011, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$32,351
Capital loss carryforward expiring 2017*	(73,421)
Gross unrealized appreciation on investment securities	1,208,990
Gross unrealized depreciation on investment securities	(546,244)
Net unrealized appreciation on investment securities	662,746
Cost of investment securities	6,172,344

*Reflects the utilization of capital loss carryforwards of $435,259,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after November 30, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended November 30
Share class	2011	2010
Class A	$41,005	$29,212
Class B	-	-
Class C	29	65
Class F-1	1,167	1,162
Class F-2	627	470
Class 529-A	997	584
Class 529-B	-	-
Class 529-C	15	-
Class 529-E	36	18
Class 529-F-1	63	44
Class R-1	24	22
Class R-2	-	-
Class R-3	719	456
Class R-4	993	516
Class R-5	1,337	1,336
Class R-6	2,986	1,139
Total	$49,998	$35,024

6.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services – The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.580% on the first $500 million of daily net assets and decreasing to 0.345% on such assets in excess of $27 billion.  For the year ended November 30, 2011, the investment advisory services fee was $30,991,000, which was equivalent to an annualized rate of 0.408% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of November 30, 2011, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described in the administrative services paragraph below.

On November 28, 2011, the board of trustees approved an amended shareholder services agreement with AFS effective January 1, 2012. The amended agreement covers the transfer agent services described above and is applicable to all share classes. AFS may use these fees to compensate third parties for performing these services. Beginning January 1, 2012, transfer agent services previously provided to share classes other than Classes A and B will no longer be paid to CRMC, and passed through to AFS and other third parties, through the administrative services agreement described in the administrative services paragraph below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide administrative services that include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. The current agreement also provides for certain transfer agent and recordkeeping services. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

On November 28, 2011, the board of trustees approved an amended administrative services agreement with CRMC effective January 1, 2012. The amended agreement covers the administrative services described above and calls for each share class, except Class B, to pay CRMC annual fees of 0.05% (0.01% for Class A) based on its respective average daily net assets to compensate CRMC for administrative services. Transfer agent and recordkeeping services previously provided to share classes other than Classes A and B will no longer be paid to CRMC, and passed through to AFS and other third parties, through the administrative services agreement. Beginning January 1, 2012, transfer agent and recordkeeping services for all share classes will be paid to AFS through the shareholder services agreement described in the transfer agent services section above.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the year ended November 30, 2011, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$13,644	$9,886	Not applicable	Not applicable	Not applicable
Class B	818	139	Not applicable	Not applicable	Not applicable
Class C	1,967	Included in administrative services	$295	$63	Not applicable
Class F-1	437		253	19	Not applicable
Class F-2	Not applicable		104	3	Not applicable
Class 529-A	306		205	38	$156
Class 529-B	121		16	5	12
Class 529-C	507		66	19	51
Class 529-E	42		10	2	8
Class 529-F-1	-		12	2	9
Class R-1	230		32	7	Not applicable
Class R-2	916		183	355	Not applicable
Class R-3	796		234	125	Not applicable
Class R-4	342		203	9	Not applicable
Class R-5	Not applicable		137	3	Not applicable
Class R-6	Not applicable		164	2	Not applicable
Total	$20,126	$10,025	$1,914	$652	$236

Trustees’ deferred compensation –Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $495,000, shown on the accompanying financial statements, includes $489,000 in current fees (either paid in cash or deferred) and a net increase of $6,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended November 30, 2011
Class A	$637,497	24,843	$39,334	1,560	$(1,140,627)	(44,743)	$(463,796)	(18,340)
Class B	7,986	322	-	-	(36,864)	(1,516)	(28,878)	(1,194)
Class C	41,831	1,713	28	1	(57,097)	(2,382)	(15,238)	(668)
Class F-1	81,175	3,147	1,107	44	(104,962)	(4,153)	(22,680)	(962)
Class F-2	26,067	1,017	489	19	(17,278)	(693)	9,278	343
Class 529-A	39,340	1,548	996	39	(17,543)	(694)	22,793	893
Class 529-B	873	36	-	-	(3,937)	(162)	(3,064)	(126)
Class 529-C	13,329	540	15	1	(7,193)	(295)	6,151	246
Class 529-E	1,901	75	36	1	(865)	(34)	1,072	42
Class 529-F-1	4,909	190	63	3	(2,008)	(78)	2,964	115
Class R-1	7,074	286	24	1	(6,282)	(253)	816	34
Class R-2	38,696	1,554	-	-	(43,220)	(1,742)	(4,524)	(188)
Class R-3	61,020	2,426	719	29	(60,222)	(2,394)	1,517	61
Class R-4	61,089	2,423	992	40	(39,283)	(1,556)	22,798	907
Class R-5	34,199	1,330	1,336	53	(56,867)	(2,305)	(21,332)	(922)
Class R-6	98,041	3,862	2,986	118	(26,582)	(1,045)	74,445	2,935
Total net increase
(decrease)	$1,155,027	45,312	$48,125	1,909	$(1,620,830)	(64,045)	$(417,678)	(16,824)

Year ended November 30, 2010
Class A	$520,542	22,886	$27,842	1,229	$(1,088,426)	(48,430)	$(540,042)	(24,315)
Class B	6,537	299	-	-	(42,670)	(1,972)	(36,133)	(1,673)
Class C	39,367	1,820	62	3	(50,578)	(2,374)	(11,149)	(551)
Class F-1	70,124	3,093	963	42	(106,202)	(4,789)	(35,115)	(1,654)
Class F-2	29,736	1,321	373	17	(26,252)	(1,174)	3,857	164
Class 529-A	24,867	1,101	584	26	(12,687)	(565)	12,764	562
Class 529-B	852	39	-	-	(3,450)	(158)	(2,598)	(119)
Class 529-C	9,008	411	-	-	(5,388)	(248)	3,620	163
Class 529-E	1,409	62	18	1	(807)	(36)	620	27
Class 529-F-1	1,752	78	44	2	(1,464)	(66)	332	14
Class R-1	9,410	428	22	1	(5,362)	(248)	4,070	181
Class R-2	35,717	1,619	-	-	(37,073)	(1,690)	(1,356)	(71)
Class R-3	62,042	2,775	456	20	(53,517)	(2,411)	8,981	384
Class R-4	47,601	2,102	516	23	(32,598)	(1,437)	15,519	688
Class R-5	34,077	1,508	1,334	59	(78,946)	(3,586)	(43,535)	(2,019)
Class R-6	124,878	5,665	1,139	50	(37,651)	(1,663)	88,366	4,052
Total net increase
(decrease)	$1,017,919	45,207	$33,353	1,473	$(1,583,071)	(70,847)	$(531,799)	(24,167)

* Includes exchanges between share classes of the fund.

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $2,927,648,000 and $3,652,649,000, respectively, during the year ended November 30, 2011.

Financial highlights

		Income (loss) from investment operations(1)			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(2) (3)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(3)	Ratio of net income (loss) to average net assets(3)
Class A:
Year ended 11/30/2011	$24.22	$.11	$(.02)	$.09	$(.17)	$-	$(.17)	$24.14	.31%	$5,298	.85%	.85%	.45%
Year ended 11/30/2010	21.87	.18	2.28	2.46	(.11)	-	(.11)	24.22	11.34	5,760	.86	.86	.78
Year ended 11/30/2009	15.22	.12	6.76	6.88	(.23)	-	(.23)	21.87	45.88	5,733	.95	.94	.67
Year ended 11/30/2008	30.09	.29	(12.57)	(12.28)	(.23)	(2.36)	(2.59)	15.22	(44.67)	4,237	.83	.79	1.24
Year ended 11/30/2007	26.41	.25	3.62	3.87	(.19)	-	(.19)	30.09	14.75	8,394	.80	.76	.87
Class B:
Year ended 11/30/2011	23.14	(.08)	(.02)	(.10)	-	-	-	23.04	(.39)	62	1.62	1.62	(.34)
Year ended 11/30/2010	20.95	- (4)	2.19	2.19	-	-	-	23.14	10.45	90	1.64	1.64	- (5)
Year ended 11/30/2009	14.50	(.02)	6.50	6.48	(.03)	-	(.03)	20.95	44.73	117	1.72	1.71	(.09)
Year ended 11/30/2008	28.80	.10	(12.00)	(11.90)	(.04)	(2.36)	(2.40)	14.50	(45.08)	100	1.60	1.56	.47
Year ended 11/30/2007	25.30	.03	3.48	3.51	(.01)	-	(.01)	28.80	13.89	234	1.56	1.52	.11
Class C:
Year ended 11/30/2011	22.90	(.08)	(.02)	(.10)	-	-	-	22.80	(.47)	172	1.63	1.63	(.33)
Year ended 11/30/2010	20.75	- (4)	2.16	2.16	(.01)	-	(.01)	22.90	10.45	188	1.64	1.64	.01
Year ended 11/30/2009	14.39	(.02)	6.44	6.42	(.06)	-	(.06)	20.75	44.81	182	1.69	1.68	(.09)
Year ended 11/30/2008	28.63	.10	(11.91)	(11.81)	(.07)	(2.36)	(2.43)	14.39	(45.09)	113	1.62	1.58	.46
Year ended 11/30/2007	25.18	.02	3.46	3.48	(.03)	-	(.03)	28.63	13.84	215	1.61	1.57	.06
Class F-1:
Year ended 11/30/2011	24.23	.11	(.01)	.10	(.17)	-	(.17)	24.16	.33	143	.85	.85	.44
Year ended 11/30/2010	21.90	.18	2.28	2.46	(.13)	-	(.13)	24.23	11.32	167	.86	.86	.77
Year ended 11/30/2009	15.11	.12	6.77	6.89	(.10)	-	(.10)	21.90	45.93	187	.91	.91	.66
Year ended 11/30/2008	29.91	.28	(12.48)	(12.20)	(.24)	(2.36)	(2.60)	15.11	(44.68)	188	.85	.81	1.22
Year ended 11/30/2007	26.28	.25	3.60	3.85	(.22)	-	(.22)	29.91	14.76	515	.80	.76	.88
Class F-2:
Year ended 11/30/2011	24.27	.18	(.02)	.16	(.24)	-	(.24)	24.19	.58	72	.59	.59	.72
Year ended 11/30/2010	21.93	.24	2.29	2.53	(.19)	-	(.19)	24.27	11.63	63	.59	.59	1.06
Year ended 11/30/2009	15.24	.14	6.81	6.95	(.26)	-	(.26)	21.93	46.33	54	.62	.61	.69
Period from 8/1/2008 to 11/30/2008(6)	22.62	.07	(7.45)	(7.38)	-	-	-	15.24	(32.63)	2	.21	.19	.37
Class 529-A:
Year ended 11/30/2011	24.10	.10	(.02)	.08	(.18)	-	(.18)	24.00	.32	156	.90	.90	.40
Year ended 11/30/2010	21.77	.17	2.27	2.44	(.11)	-	(.11)	24.10	11.27	135	.91	.91	.75
Year ended 11/30/2009	15.16	.12	6.72	6.84	(.23)	-	(.23)	21.77	45.84	110	.97	.97	.64
Year ended 11/30/2008	29.98	.28	(12.52)	(12.24)	(.22)	(2.36)	(2.58)	15.16	(44.68)	69	.87	.83	1.22
Year ended 11/30/2007	26.34	.23	3.61	3.84	(.20)	-	(.20)	29.98	14.66	109	.86	.82	.81
Class 529-B:
Year ended 11/30/2011	23.27	(.11)	(.01)	(.12)	-	-	-	23.15	(.52)	10	1.72	1.72	(.43)
Year ended 11/30/2010	21.09	(.02)	2.20	2.18	-	-	-	23.27	10.34	13	1.74	1.74	(.10)
Year ended 11/30/2009	14.63	(.03)	6.54	6.51	(.05)	-	(.05)	21.09	44.65	14	1.80	1.80	(.18)
Year ended 11/30/2008	29.05	.08	(12.12)	(12.04)	(.02)	(2.36)	(2.38)	14.63	(45.14)	10	1.71	1.66	.38
Year ended 11/30/2007	25.54	(.01)	3.52	3.51	- (4)	-	- (4)	29.05	13.75	17	1.69	1.65	(.02)
Class 529-C:
Year ended 11/30/2011	23.24	(.10)	(.02)	(.12)	(.01)	-	(.01)	23.11	(.53)	49	1.71	1.71	(.41)
Year ended 11/30/2010	21.06	(.01)	2.19	2.18	-	-	-	23.24	10.35	44	1.72	1.72	(.07)
Year ended 11/30/2009	14.62	(.03)	6.53	6.50	(.06)	-	(.06)	21.06	44.71	36	1.79	1.79	(.18)
Year ended 11/30/2008	29.04	.09	(12.10)	(12.01)	(.05)	(2.36)	(2.41)	14.62	(45.15)	23	1.70	1.66	.39
Year ended 11/30/2007	25.55	- (4)	3.51	3.51	(.02)	-	(.02)	29.04	13.77	36	1.68	1.64	(.02)
Class 529-E:
Year ended 11/30/2011	23.85	.03	(.01)	.02	(.12)	-	(.12)	23.75	- (5)	8	1.19	1.19	.11
Year ended 11/30/2010	21.57	.10	2.24	2.34	(.06)	-	(.06)	23.85	10.93	7	1.21	1.21	.44
Year ended 11/30/2009	15.01	.06	6.67	6.73	(.17)	-	(.17)	21.57	45.45	6	1.28	1.27	.34
Year ended 11/30/2008	29.71	.20	(12.39)	(12.19)	(.15)	(2.36)	(2.51)	15.01	(44.86)	4	1.19	1.15	.90
Year ended 11/30/2007	26.11	.14	3.58	3.72	(.12)	-	(.12)	29.71	14.32	6	1.17	1.13	.50

Class 529-F-1:
Year ended 11/30/2011	$24.09	$.16	$(.03)	$.13	$(.21)	$-	$(.21)	$24.01	.47%	$10	.70%	.70%	.62%
Year ended 11/30/2010	21.77	.21	2.27	2.48	(.16)	-	(.16)	24.09	11.47	7	.71	.71	.94
Year ended 11/30/2009	15.17	.15	6.73	6.88	(.28)	-	(.28)	21.77	46.18	6	.78	.77	.79
Year ended 11/30/2008	30.00	.32	(12.52)	(12.20)	(.27)	(2.36)	(2.63)	15.17	(44.58)	3	.69	.65	1.41
Year ended 11/30/2007	26.34	.28	3.62	3.90	(.24)	-	(.24)	30.00	14.92	3	.67	.63	.99
Class R-1:
Year ended 11/30/2011	23.39	(.08)	(.01)	(.09)	(.03)	-	(.03)	23.27	(.41)	23	1.61	1.61	(.32)
Year ended 11/30/2010	21.20	.01	2.21	2.22	(.03)	-	(.03)	23.39	10.46	22	1.62	1.62	.03
Year ended 11/30/2009	14.71	(.01)	6.57	6.56	(.07)	-	(.07)	21.20	44.78	16	1.68	1.68	(.08)
Year ended 11/30/2008	29.22	.11	(12.18)	(12.07)	(.08)	(2.36)	(2.44)	14.71	(45.08)	10	1.61	1.57	.50
Year ended 11/30/2007	25.74	.01	3.54	3.55	(.07)	-	(.07)	29.22	13.84	15	1.61	1.57	.04
Class R-2:
Year ended 11/30/2011	23.47	(.08)	(.02)	(.10)	-	-	-	23.37	(.43)	112	1.63	1.63	(.33)
Year ended 11/30/2010	21.26	- (4)	2.21	2.21	-	-	-	23.47	10.40	118	1.67	1.67	(.01)
Year ended 11/30/2009	14.76	(.03)	6.59	6.56	(.06)	-	(.06)	21.26	44.58	108	1.81	1.80	(.19)
Year ended 11/30/2008	29.30	.08	(12.22)	(12.14)	(.04)	(2.36)	(2.40)	14.76	(45.13)	68	1.72	1.68	.37
Year ended 11/30/2007	25.77	.02	3.54	3.56	(.03)	-	(.03)	29.30	13.83	113	1.67	1.56	.07
Class R-3:
Year ended 11/30/2011	23.87	.03	(.02)	.01	(.11)	-	(.11)	23.77	.04	150	1.17	1.17	.13
Year ended 11/30/2010	21.58	.11	2.25	2.36	(.07)	-	(.07)	23.87	10.98	150	1.18	1.18	.47
Year ended 11/30/2009	15.01	.07	6.67	6.74	(.17)	-	(.17)	21.58	45.39	127	1.25	1.24	.36
Year ended 11/30/2008	29.72	.21	(12.40)	(12.19)	(.16)	(2.36)	(2.52)	15.01	(44.83)	78	1.17	1.13	.93
Year ended 11/30/2007	26.11	.14	3.59	3.73	(.12)	-	(.12)	29.72	14.34	123	1.17	1.13	.50
Class R-4:
Year ended 11/30/2011	24.11	.12	(.03)	.09	(.19)	-	(.19)	24.01	.35	132	.85	.85	.45
Year ended 11/30/2010	21.79	.18	2.27	2.45	(.13)	-	(.13)	24.11	11.28	111	.86	.86	.79
Year ended 11/30/2009	15.17	.13	6.73	6.86	(.24)	-	(.24)	21.79	45.97	85	.90	.90	.71
Year ended 11/30/2008	30.01	.28	(12.52)	(12.24)	(.24)	(2.36)	(2.60)	15.17	(44.67)	49	.84	.80	1.25
Year ended 11/30/2007	26.34	.24	3.62	3.86	(.19)	-	(.19)	30.01	14.74	73	.83	.79	.83
Class R-5:
Year ended 11/30/2011	24.34	.19	(.03)	.16	(.24)	-	(.24)	24.26	.64	111	.54	.54	.76
Year ended 11/30/2010	21.97	.24	2.31	2.55	(.18)	-	(.18)	24.34	11.65	133	.56	.56	1.08
Year ended 11/30/2009	15.31	.17	6.80	6.97	(.31)	-	(.31)	21.97	46.45	165	.59	.59	.99
Year ended 11/30/2008	30.24	.36	(12.63)	(12.27)	(.30)	(2.36)	(2.66)	15.31	(44.50)	157	.53	.49	1.58
Year ended 11/30/2007	26.54	.32	3.64	3.96	(.26)	-	(.26)	30.24	15.06	181	.54	.50	1.12
Class R-6:
Year ended 11/30/2011	24.31	.21	(.03)	.18	(.26)	-	(.26)	24.23	.70	340	.49	.49	.81
Year ended 11/30/2010	21.92	.27	2.28	2.55	(.16)	-	(.16)	24.31	11.68	270	.51	.51	1.17
Period from 5/1/2009 to 11/30/2009(6)	17.22	.13	4.57	4.70	-	-	-	21.92	27.29	154	.54 (7)	.54 (7)	1.06 (7)

	Year ended November 30
	2011	2010	2009	2008	2007
Portfolio turnover rate for all share classes	45%	47%	51%	52%	40%

(1)Based on average shares outstanding.
(2)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(3)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(4)Amount less than $.01
(5)Amount less than .01%.
(6)Based on operations for the periods shown and, accordingly, is not representative of a full year.
(7)Annualized

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of The New Economy Fund:

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The New Economy Fund (the "Fund") at November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
January 12, 2012

Tax information
                                                                                                                      unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2011:

Qualified dividend income	100%
Corporate dividends received deduction	$41,141,000
U.S. government income that may be exempt from state taxation	$543,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2012, to determine the calendar year amounts to be included on their 2011 tax returns. Shareholders should consult their tax advisers.

Expense example
          unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2011, through November 30, 2011).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 6/1/2011	Ending account value 11/30/2011	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$883.93	$4.01	.85%
Class A -- assumed 5% return	1,000.00	1,020.81	4.31	.85
Class B -- actual return	1,000.00	880.79	7.64	1.62
Class B -- assumed 5% return	1,000.00	1,016.95	8.19	1.62
Class C -- actual return	1,000.00	880.31	7.68	1.63
Class C -- assumed 5% return	1,000.00	1,016.90	8.24	1.63
Class F-1 -- actual return	1,000.00	884.01	4.01	.85
Class F-1 -- assumed 5% return	1,000.00	1,020.81	4.31	.85
Class F-2 -- actual return	1,000.00	885.11	2.74	.58
Class F-2 -- assumed 5% return	1,000.00	1,022.16	2.94	.58
Class 529-A -- actual return	1,000.00	883.69	4.30	.91
Class 529-A -- assumed 5% return	1,000.00	1,020.51	4.61	.91
Class 529-B -- actual return	1,000.00	880.23	8.15	1.73
Class 529-B -- assumed 5% return	1,000.00	1,016.39	8.74	1.73
Class 529-C -- actual return	1,000.00	880.05	8.11	1.72
Class 529-C -- assumed 5% return	1,000.00	1,016.44	8.69	1.72
Class 529-E -- actual return	1,000.00	882.57	5.62	1.19
Class 529-E -- assumed 5% return	1,000.00	1,019.10	6.02	1.19
Class 529-F-1 -- actual return	1,000.00	884.67	3.40	.72
Class 529-F-1 -- assumed 5% return	1,000.00	1,021.46	3.65	.72
Class R-1 -- actual return	1,000.00	880.44	7.59	1.61
Class R-1 -- assumed 5% return	1,000.00	1,017.00	8.14	1.61
Class R-2 -- actual return	1,000.00	880.23	7.73	1.64
Class R-2 -- assumed 5% return	1,000.00	1,016.85	8.29	1.64
Class R-3 -- actual return	1,000.00	882.65	5.52	1.17
Class R-3 -- assumed 5% return	1,000.00	1,019.20	5.92	1.17
Class R-4 -- actual return	1,000.00	884.02	3.97	.84
Class R-4 -- assumed 5% return	1,000.00	1,020.86	4.26	.84
Class R-5 -- actual return	1,000.00	885.08	2.55	.54
Class R-5 -- assumed 5% return	1,000.00	1,022.36	2.74	.54
Class R-6 -- actual return	1,000.00	885.27	2.32	.49
Class R-6 -- assumed 5% return	1,000.00	1,022.61	2.48	.49

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2012. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related board and committee meetings. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended December 31, 2011 (the most recent calendar quarter-end):

			10 years1/
	1 year	5 years	Life of class

Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	–11.05%	–1.01%	3.45%
Not reflecting CDSC	–6.36	–0.64	3.45

Class C shares
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–7.33	–0.65	3.27
Not reflecting CDSC	–6.39	–0.65	3.27

Class F-1 shares3
Not reflecting annual asset-based fee charged
by sponsoring firm	–5.65	0.12	4.08

Class F-2 shares3 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	–5.41	—	2.72

Class 529-A shares4 — first sold 2/15/02
Reflecting 5.75% maximum sales charge	–11.15	–1.10	4.18
Not reflecting maximum sales charge	–5.72	0.07	4.81

Class 529-B shares2,4 — first sold 2/19/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	–11.17	–1.12	4.31
Not reflecting CDSC	–6.49	–0.75	4.31

Class 529-C shares4 — first sold 2/21/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–7.40	–0.74	4.30
Not reflecting CDSC	–6.46	–0.74	4.30

Class 529-E shares3,4 — first sold 3/15/02	–5.99	–0.23	3.83

Class 529-F-1 shares3,4 — first sold 10/11/02
Not reflecting annual asset-based fee charged
by sponsoring firm	–5.54	0.27	9.12

1Applicable to Classes B, C and F-1 shares only. All other share classes reflect results for the life of the class.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 26 to 27 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Board of trustees and other officers

“Independent” trustees1
	Year first
	elected a
	trustee of
Name and age	the fund2	Principal occupation(s) during past five years

Joseph C. Berenato, 65	2000	Chairman, Ducommun Incorporated (aerospace
		components manufacturer); former CEO, Ducommun
		Incorporated

Robert J. Denison, 70	2010	Chair, First Security Management (private investment)

Mary Anne Dolan, 64	2008	Founder and President, MAD Ink (communications
		company)

R. Clark Hooper, 65	2006	Private investor; former President, Dumbarton Group
		LLC (securities industry consulting)

Koichi Itoh, 71	2010	Chairman of the Board, Itoh Building Co., Ltd.
		(building management)

Merit E. Janow, 53	2010	Professor, Columbia University, School of
Chairman of the Board		International and Public Affairs; former Member,
(Independent and		World Trade Organization Appellate Body
Non-Executive)

Leonade D. Jones, 64	1995	Retired; former Treasurer, The Washington Post
		Company

Gail L. Neale, 76	2010	President, The Lovejoy Consulting Group, Inc. (a pro
		bono consulting group advising nonprofit
		organizations)

Robert J. O’Neill, Ph.D., 75	2010	Member of the Board of Directors, The Lowy Institute
		for International Policy Studies, Sydney, Australia;
		Fellow of the Australian Institute of International
		Affairs; former Chairman of Directors, Forty Seven
		Friends Pty Ltd (a not-for-profit supporting a local art
		and craft center in Australia); former Chairman,
		Academic Advisory Committee, United States Studies
		Centre, University of Sydney; former Planning
		Director and acting CEO, United States Studies
		Centre, University of Sydney; former Deputy
		Chairman of the Council and Chairman of the
		International Advisory Panel, Graduate School of
		Government, University of Sydney

Stefanie Powers, 69	2010	Actor, producer, author, entrepreneur; Co-founder and
		President of The William Holden Wildlife Foundation;
		conservation consultant to Land Rover and Jaguar
		North America; founder of The Jaguar Conservation
		Trust

Christopher E. Stone, 55	2007	Daniel and Florence Guggenheim Professor of the
		Practice of Criminal Justice, John F. Kennedy School
		of Government, Harvard University

Steadman Upham, Ph.D., 62	2010	President and Professor of Anthropology,
		The University of Tulsa

“Independent” trustees1
	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	trustee	Other directorships4 held by trustee

Joseph C. Berenato, 65	6	None

Robert J. Denison, 70	6	None

Mary Anne Dolan, 64	10	None

R. Clark Hooper, 65	48	JPMorgan Value Opportunities Fund, Inc.;
		The Swiss Helvetia Fund, Inc.

Koichi Itoh, 71	6	None

Merit E. Janow, 53	45	The NASDAQ Stock Market LLC; and Public Affairs;
Chairman of the Board		former Member, World Trade Organization
(Independent and		Appellate Body
Non-Executive)

Leonade D. Jones, 64	9	None

Gail L. Neale, 76	3	None

Robert J. O’Neill, Ph.D., 75	3	None

Stefanie Powers, 69	3	None

Christopher E. Stone, 55	6	None

Steadman Upham, Ph.D., 62	45	None

“Interested” trustees5
	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

Timothy D. Armour, 51	1991	President and Director, Capital Research and
Vice Chairman of the Board		Management
Company; Senior Vice President —
		Capital Research Global Investors, Capital Research
		and Management Company; Director, The Capital
		Group Companies, Inc.6

Claudia P. Huntington, 59	1996	Senior Vice President — Capital Research Global
President		Investors, Capital Research and Management
		Company; Director, Capital Research and
		Management Company

“Interested” trustees5
	Number of
	portfolios
	in fund
	complex3
Name, age and	overseen by
position with fund	trustee	Other directorships4 held by trustee

Timothy D. Armour, 51	2	None
Vice Chairman of the Board

Claudia P. Huntington, 59	2	None
President

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

Other officers
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund2	principal underwriter of the fund

Paul F. Roye, 58	2007	Senior Vice President — Fund Business Management
Executive Vice President		Group, Capital Research and Management Company;
		Director, American Funds Service Company;6 former
		Director, Division of Investment Management, United
		States Securities and Exchange Commission

Gordon Crawford, 65	1999	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research and Management
		Company

Mark E. Denning, 54	2006	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research Company;6 Director,
		Capital Research and Management Company

Harold H. La, 41	2006	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company6

Donald H. Rolfe, 39	2010	Vice President and Associate Counsel — Fund
Vice President		Business Management Group, Capital Research and
		Management Company

Lawrence R. Solomon, 49	2010	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company;6 Director,
		Capital Management Services, Inc.6

Vincent P. Corti, 55	1984	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Neal F. Wellons, 40	2008	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Tanya Schneider, 39	2010	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and
		Management Company

Dori Laskin, 60	2010	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Jeffrey P. Regal, 40	2010	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2Trustees and officers of the fund serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds, consisting of 33 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 18 funds and serves as the underlying investment vehicle for certain variable insurance contracts; and American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.

5“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6Company affiliated with Capital Research and Management Company.

Offices

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete November 30, 2011, portfolio of The New Economy Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The New Economy Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The New Economy Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2012, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach

We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. Our portfolio counselors average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.

Proven system

Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 89% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 65% of 10-year periods and 75% of 20-year periods.* Our fund management fees have consistently been among the lowest in the industry.†

*Based on Class A share results for periods through 12/31/10. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
†Based on management fees for the 20-year period ended 12/31/10 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives

•	Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•	Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income Fund®
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•	Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•	Balanced funds
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®
American Funds Global Balanced FundSM

•	Bond funds
Emphasis on current income through bonds
American Funds Mortgage FundSM
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•	Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New YorkSM
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

Money market fund
American Funds Money Market Fund®

•	American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-914-0112P

Litho in USA BBC/CVR/8064-S28702

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Joseph C. Berenato, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2010	$80,000
2011	$99,000

b) Audit-Related Fees:
2010	None
2011	None

c) Tax Fees:
2010	$8,000
2011	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2010	None
2011	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2010	None
2011	None

c) Tax Fees:
2010	$23,000
2011	$19,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2010	$1,000
2011	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $32,000 for fiscal year 2010 and $29,000 for fiscal year 2011. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The New Economy Fund®
Investment portfolio

November 30, 2011

Common stocks — 87.17%	Shares	Value (000)

INFORMATION TECHNOLOGY — 20.89%
Apple Inc.1	714,600	$273,120
Samsung Electronics Co. Ltd.2	108,073	98,116
Texas Instruments Inc.	3,015,000	90,751
NetEase.com, Inc. (ADR)1	1,398,000	63,036
Microsoft Corp.	2,408,500	61,609
Baidu, Inc., Class A (ADR)1	425,000	55,671
ASML Holding NV2	1,351,222	52,724
NHN Corp.1,2	234,162	51,860
SINA Corp.1	725,000	47,908
Visa Inc., Class A	450,000	43,637
Accenture PLC, Class A	730,000	42,289
Mail.ru Group Ltd. (GDR)1,2	1,300,000	40,137
Yahoo! Inc.1	2,335,000	36,683
AAC Technologies Holdings Inc.2	15,096,000	36,360
Gemalto NV2	700,000	34,612
eBay Inc.1	1,100,000	32,549
Nokia Corp.2	5,600,000	32,424
Adobe Systems Inc.1	1,175,000	32,219
Autodesk, Inc.1	900,000	30,663
Trimble Navigation Ltd.1	700,000	30,156
Logitech International SA1	3,500,000	28,875
Oracle Corp.	896,000	28,090
QUALCOMM Inc.	504,800	27,663
Cisco Systems, Inc.	1,400,000	26,096
Rovi Corp.1	852,000	23,643
EMC Corp.1	750,000	17,258
Electronic Arts1	706,637	16,387
Avid Technology, Inc.1	1,800,000	14,328
FLIR Systems, Inc.	451,762	12,134
Maxim Integrated Products, Inc.	350,000	8,978
DTS, Inc.1	275,000	7,917
KLA-Tencor Corp.	153,000	7,053
Linear Technology Corp.	216,000	6,616
Flextronics International Ltd.1	981,534	5,860
Quantum Corp.1	1,885,000	5,071
Digital River, Inc.1	240,700	3,849
Applied Materials, Inc.	273,500	2,948
AOL Inc.1	115,000	1,649
		1,430,939

CONSUMER DISCRETIONARY — 18.09%
DIRECTV, Class A1	2,150,000	101,523
Galaxy Entertainment Group Ltd.1,2	48,784,000	96,859
Comcast Corp., Class A	2,532,400	57,410
Comcast Corp., Class A, special nonvoting shares	1,100,000	24,596
Groupon Inc., Class A1,2	4,748,340	66,477
Amazon.com, Inc.1	335,000	64,417
Las Vegas Sands Corp.1	1,285,000	60,022
Virgin Media Inc.	2,353,000	52,142
News Corp., Class A	2,602,815	45,393
Li & Fung Ltd.2	22,000,000	44,933
Kabel Deutschland Holding AG, non-registered shares1,2	800,000	44,380
Daily Mail and General Trust PLC, Class A, nonvoting2	6,670,000	42,425
Paddy Power PLC2	715,000	38,969
Garmin Ltd.	1,051,200	38,463
Sands China Ltd.1,2	12,632,800	38,138
Kohl’s Corp.	680,000	36,584
Time Warner Inc.	1,000,000	34,820
John Wiley & Sons, Inc., Class A	700,000	33,670
Tractor Supply Co.	400,000	28,892
Reed Elsevier PLC2	3,430,000	28,493
MGM China Holdings Ltd.1,2	19,196,000	27,893
Time Warner Cable Inc.	450,214	27,229
Staples, Inc.	1,600,000	23,056
Home Depot, Inc.	541,000	21,218
CTC Media, Inc.	2,000,000	19,520
Intercontinental Hotels Group PLC2	1,117,223	19,386
Sky Deutschland AG1,2	7,832,036	18,738
Lions Gate Entertainment Corp.1	2,000,000	17,580
Melco Crown Entertainment Ltd. (ADR)1	1,730,000	17,162
YUM! Brands, Inc.	286,000	16,027
SJM Holdings Ltd.2	9,342,000	16,023
NIKE, Inc., Class B	136,600	13,138
Churchill Downs Inc.	220,000	10,679
Jumbo SA2	1,219,841	6,240
Multi Screen Media Private Ltd.1,2,3	79,866	6,209
		1,238,704

HEALTH CARE — 12.26%
Thermo Fisher Scientific Inc.1	1,160,800	54,848
Stryker Corp.	1,096,400	53,537
Biogen Idec Inc.1	444,700	51,118
Medco Health Solutions, Inc.1	875,000	49,586
Grifols, SA1,2	3,055,000	49,372
McKesson Corp.	600,000	48,786
Edwards Lifesciences Corp.1	711,600	46,987
Fresenius SE2	465,000	44,721
St. Jude Medical, Inc.	1,120,000	43,053
Hologic, Inc.1	2,419,550	42,608
Alexion Pharmaceuticals, Inc.1	600,000	41,196
Allergan, Inc.	400,000	33,488
Forest Laboratories, Inc.1	1,000,000	29,960
NuVasive, Inc.1	1,972,286	27,218
Medtronic, Inc.	700,000	25,501
BioMarin Pharmaceutical Inc.1	720,000	24,926
Gilead Sciences, Inc.1	616,500	24,568
Orthofix International NV1	700,000	23,989
Amgen Inc.	380,000	22,006
Illumina, Inc.1	789,176	21,955
Richter Gedeon Nyrt2	130,000	19,564
Amil Participações SA, ordinary nominative	1,825,000	16,955
Hill-Rom Holdings, Inc.	443,000	13,999
Teva Pharmaceutical Industries Ltd. (ADR)	196,000	7,764
Volcano Corp.1	314,520	7,759
Human Genome Sciences, Inc.1	845,000	6,481
ZOLL Medical Corp.1	99,000	4,557
ArthroCare Corp.1	118,700	3,538
		840,040

FINANCIALS — 10.78%
AIA Group Ltd.2	19,153,200	60,222
JPMorgan Chase & Co.	1,525,000	47,229
State Street Corp.	1,110,100	44,015
China Construction Bank Corp., Class H2	60,164,050	42,901
Marsh & McLennan Companies, Inc.	1,200,000	36,228
Wells Fargo & Co.	1,362,300	35,229
Zions Bancorporation	2,140,000	34,433
Société Générale2	1,340,198	33,055
Bank of China Ltd., Class H2	100,556,000	32,904
Citigroup Inc.	1,166,500	32,055
Deutsche Bank AG2	787,500	30,476
Chongqing Rural Commercial Bank Co., Ltd., Class H1,2	65,065,000	30,036
AFLAC Inc.	577,800	25,100
Banco Santander, SA2	3,265,306	24,499
Aberdeen Asset Management PLC2	7,370,000	23,305
HDFC Bank Ltd.2	2,550,000	21,922
Fifth Third Bancorp	1,800,000	21,762
Old Republic International Corp.	2,500,000	20,550
Industrial and Commercial Bank of China Ltd., Class H2	31,350,000	18,592
Longfor Properties Co. Ltd.2	13,800,000	16,856
First American Financial Corp.	1,170,900	13,582
Banco Santander (Brasil) SA, units (ADR)	859,085	6,632
Banco Santander (Brasil) SA, units	859,085	6,608
Banco Bradesco SA, preferred nominative	800,000	13,108
Genworth Financial, Inc., Class A1	1,846,269	12,167
United Overseas Bank Ltd.2	990,000	12,043
Prudential PLC2	1,017,823	10,019
Stewart Information Services Corp.	850,000	8,968
Hana Financial Holdings2	225,000	8,235
China Life Insurance Co. Ltd., Class H2	2,915,000	7,809
Synovus Financial Corp.	5,138,200	7,656
		738,196

INDUSTRIALS — 9.87%
AirAsia Bhd.2	102,620,000	123,404
Ryanair Holdings PLC (ADR)1	3,604,700	108,465
Union Pacific Corp.	941,527	97,363
MSC Industrial Direct Co., Inc., Class A	880,000	61,186
PT AKR Corporindo Tbk2	173,899,680	56,104
Verisk Analytics, Inc., Class A1	1,175,000	46,154
United Parcel Service, Inc., Class B	610,000	43,768
Capita Group PLC2	3,993,000	39,660
JG Summit Holdings, Inc.2	49,780,000	29,718
CSX Corp.	1,037,700	22,529
Exponent, Inc.1	350,300	16,597
United Continental Holdings, Inc.1	787,500	14,151
Beacon Roofing Supply, Inc.1	300,000	5,859
Hays PLC2	4,797,000	5,548
United Stationers Inc.	164,320	5,511
		676,017

TELECOMMUNICATION SERVICES — 5.22%
Crown Castle International Corp.1	1,910,200	80,840
América Móvil, SAB de CV, Series L (ADR)	2,831,200	67,439
Millicom International Cellular SA (SDR)2	578,269	62,583
Vodafone Group PLC2	14,000,000	37,981
SOFTBANK CORP.2	635,000	21,395
MetroPCS Communications, Inc.1	2,223,832	18,636
PT XL Axiata Tbk2	34,745,740	18,263
Avanti Communications Group PLC1,2	3,488,372	16,049
tw telecom inc.1	600,000	11,274
Leap Wireless International, Inc.1	982,252	8,909
Telephone and Data Systems, Inc.	300,000	8,097
United States Cellular Corp.1	139,500	6,099
		357,565

ENERGY — 2.05%
Schlumberger Ltd.	1,052,400	79,277
FMC Technologies, Inc.1	700,000	36,652
Fugro NV2	275,000	15,434
Baker Hughes Inc.	165,000	9,011
		140,374

MATERIALS — 1.29%
Monsanto Co.	449,950	33,049
Nitto Denko Corp.2	700,000	28,994
Ube Industries, Ltd.2	9,250,000	26,177
		88,220

UTILITIES — 1.04%
SSE PLC2	1,355,000	28,071
International Power PLC2	5,000,000	26,429
GDF SUEZ2	594,477	16,703
		71,203

CONSUMER STAPLES — 0.81%
Costco Wholesale Corp.	650,000	55,445

MISCELLANEOUS — 4.87%
Other common stocks in initial period of acquisition		333,151

Total common stocks (cost: $5,305,565,000)		5,969,854

Preferred stocks — 0.06%

FINANCIALS — 0.06%
Zions Bancorporation, Series C, 9.50% noncumulative depositary shares	160,000	4,038

Total preferred stocks (cost: $4,000,000)		4,038

Convertible securities — 0.09%

FINANCIALS — 0.07%
Synovus Financial Corp. 8.25% convertible preferred 2013, units	316,000	4,519

INDUSTRIALS — 0.02%
AMR Corp. 6.25% convertible notes 2014	8,333	1,750

Total convertible securities (cost: $15,770,000)		6,269

Bonds & notes — 3.05%

BONDS & NOTES OF U.S. GOVERNMENT — 3.05%
U.S. Treasury 3.125% 2041	24,700	24,999
U.S. Treasury 3.75% 2041	161,700	184,005

Total bonds & notes (cost: $201,107,000)		209,004

Short-term securities — 9.43%

Fannie Mae 0.06%–0.18% due 12/1/2011–8/1/2012	194,330	194,303
Coca-Cola Co. 0.12%–0.16% due 12/16/2011–2/21/20124	86,700	86,686
Procter & Gamble International Funding S.C.A. 0.06% due 1/5/20124	25,000	24,999
Procter & Gamble Co. 0.08%–0.09% due 1/20–2/14/20124	33,400	33,397
Federal Home Loan Bank 0.16%–0.33% due 12/5/2011–10/16/2012	56,500	56,472
Freddie Mac 0.04%–0.11% due 12/5/2011–4/3/2012	46,100	46,098
Variable Funding Capital Company LLC 0.25% due 1/17/20124	34,000	33,988
Merck & Co. Inc. 0.07% due 2/9/20124	28,500	28,496
Wal-Mart Stores, Inc. 0.05%–0.06% due 12/5–12/9/20114	23,000	23,000
Walt Disney Co. 0.06% due 12/8/20114	21,500	21,500
Private Export Funding Corp. 0.11%–0.16% due 12/16/2011–1/24/20124	20,200	20,196
U.S. Treasury Bill 0.046% due 5/10/2012	20,000	19,997
Johnson & Johnson 0.05% due 12/21/20114	18,500	18,499
Chariot Funding, LLC 0.18% due 1/27/20124	13,500	13,496
eBay Inc. 0.08% due 12/13/20114	13,000	12,999
Paccar Financial Corp. 0.08% due 12/7/2011	7,400	7,400
Federal Farm Credit Banks 0.09% due 4/10/2012	4,400	4,399

Total short-term securities (cost: $645,870,000)		645,925

Total investment securities (cost: $6,172,312,000)		6,835,090
Other assets less liabilities		13,296

Net assets		$6,848,386

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.

2Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $1,997,782,000, which represented 29.17% of the net assets of the fund. This amount includes $1,925,096,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

3Acquired through private placement transactions exempt from registration under the Securities Act of 1933. This security (acquired from 9/6/2000 to 4/18/2002 at a cost of $31,574,000) may be subject to legal or contractual restrictions on resale.

4Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $317,256,000, which represented 4.63% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts
GDR = Global Depositary Receipts
SDR = Swedish Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

MFGEFP-914-0112O-S29425

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of The New Economy Fund

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of The New Economy Fund (the “Fund”) as of November 30, 2011, and for the year then ended and have issued our unqualified report thereon dated January 12, 2012 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR).  Our audit included an audit of the Fund’s investment portfolio (the “Portfolio”) as of November 30, 2011 appearing in Item 6 of this Form N-CSR.  The Portfolio is the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Los Angeles, California
January 12, 2012

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE NEW ECONOMY FUND

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: January 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: January 31, 2012

By /s/ Neal F. Wellons
Neal F. Wellons, Treasurer and Principal Financial Officer

Date: January 31, 2012